Exhibit 4.9.3

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO AGREEMENTS INCORPORATED BY REFERENCE AS EXHIBITS 4.4.2, 4.5.2, 4.6.2, 4.7.2,

4.8.2 AND 4.9.2 PURSUANT TO

INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

1. Pursuant to the terms of the Indenture dated as of April 17, 2002 among Ventas Realty, Limited Partnership and Ventas Capital Corporation (collectively, the “Issuers”), the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Issuers’ 8 3/4% Senior Notes due 2009 (the “2009 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures adding each of the subsidiaries listed in the tables below as Guarantors of the 2009 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.4.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
October 11, 2002	Ventas Healthcare Properties, Inc.

November 25, 2002	Ventas TRS, LLC

February 20, 2004

ElderTrust

ElderTrust Operating Limited Partnership

ET Capital Corp.

ET Sub-Berkshire Limited Partnership

ET Berkshire, L.L.C.

Cabot ALF, L.L.C.

Cleveland ALF, L.L.C.

ET Sub-Heritage Woods, L.L.C.

ET Sub-Highgate, L.P.

ET GENPAR, L.L.C.

ET Sub-Lacey I, L.L.C.

ET Sub-Lehigh Limited Partnership

ET Lehigh, L.L.C.

ET Sub-Lopatcong, L.L.C.

ET Sub-Pennsburg Manor Limited Partnership, L.L.P.

ET Pennsburg Finance, L.L.C.

ET Sub-Phillipsburg I, L.L.C.

ET Sub-Pleasant View, L.L.C.

ET Sub-Rittenhouse Limited Partnership, L.L.P.

ET Sub-Riverview Ridge Limited Partnership, L.L.P.

ET Sub-Sanatoga Limited Partnership

ET Sanatoga, L.L.C.

ET Sub-SMOB, L.L.C.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Vernon ALF, L.L.C. ET Sub-Willowbrook Limited Partnership, L.L.P.

June 1, 2004	ET Sub-Wayne I Limited Partnership, L.L.P. ET Wayne Finance, L.L.C. ET Wayne Finance, Inc.

December 15, 2004	Ventas Framingham, LLC Ventas Management, LLC

April 4, 2005	Ventas Sun LLC Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

River Oaks Partners

PSLT-ALS Properties Holdings, LLC

PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC United Rehab Realty Holding, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

2. Pursuant to the terms of the Indenture dated as of June 7, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 3/4% Senior Notes due 2010 (the “2010 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures adding each of the subsidiaries listed in the tables below as Guarantors of the 2010 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.5.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

River Oaks Partners

PSLT-ALS Properties Holdings, LLC

PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006

VSCRE Holdings, LLC

United Rehab Realty Holding, LLC

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

3. Pursuant to the terms of the Indenture dated as of April 17, 2002 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 9% Senior Notes due 2012 (the “2012 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures adding each of the subsidiaries listed in the tables below as Guarantors of the 2012 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.6.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
October 11, 2002	Ventas Healthcare Properties, Inc.

November 25, 2002	Ventas TRS, LLC

February 20, 2004

ElderTrust

ElderTrust Operating Limited Partnership

ET Capital Corp.

ET Sub-Berkshire Limited Partnership

ET Berkshire, L.L.C.

Cabot ALF, L.L.C.

Cleveland ALF, L.L.C.

ET Sub-Heritage Woods, L.L.C.

ET Sub-Highgate, L.P.

ET GENPAR, L.L.C.

ET Sub-Lacey I, L.L.C.

ET Sub-Lehigh Limited Partnership

Date of Supplemental Indenture	Subsidiary Guarantor(s)

ET Lehigh, L.L.C.

ET Sub-Lopatcong, L.L.C.

ET Sub-Pennsburg Manor Limited Partnership, L.L.P.

ET Pennsburg Finance, L.L.C.

ET Sub-Phillipsburg I, L.L.C.

ET Sub-Pleasant View, L.L.C.

ET Sub-Rittenhouse Limited Partnership, L.L.P.

ET Sub-Riverview Ridge Limited Partnership, L.L.P.

ET Sub-Sanatoga Limited Partnership

ET Sanatoga, L.L.C.

ET Sub-SMOB, L.L.C.

Vernon ALF, L.L.C.

ET Sub-Willowbrook Limited Partnership, L.L.P.

June 1, 2004	ET Sub-Wayne I Limited Partnership, L.L.P. ET Wayne Finance, L.L.C. ET Wayne Finance, Inc.

December 15, 2004	Ventas Framingham, LLC Ventas Management, LLC

April 4, 2005	Ventas Sun LLC Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

Date of Supplemental Indenture	Subsidiary Guarantor(s)
River Oaks Partners PSLT-ALS Properties Holdings, LLC PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006

VSCRE Holdings, LLC

United Rehab Realty Holding, LLC

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

4. Pursuant to the terms of the Indenture dated as of October 15, 2004 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 5/8% Senior Notes due 2014 (the “2014 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures adding each of the subsidiaries listed in the tables below as Guarantors of the applicable series of Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.7.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
December 15, 2004	Ventas Framingham, LLC Ventas Management, LLC

April 4, 2005	Ventas Sun LLC Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

River Oaks Partners

PSLT-ALS Properties Holdings, LLC

PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC United Rehab Realty Holding, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

5. Pursuant to the terms of the Indenture dated as of June 7, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 7 1/8% Senior Notes due 2015 (the “2015 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures adding each of the subsidiaries listed in the tables below as Guarantors of the 2015 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.8.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

River Oaks Partners

PSLT-ALS Properties Holdings, LLC

PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006

VSCRE Holdings, LLC

United Rehab Realty Holding, LLC

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

6. Pursuant to the terms of the Indenture dated as of December 9, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 1/2% Senior Notes due 2016 (the “2016 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures adding each of the subsidiaries listed in the tables below as Guarantors of the 2016 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.9.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006

VSCRE Holdings, LLC

United Rehab Realty Holding, LLC

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP